Subsequent event	6 Months Ended
Mar. 31, 2021
Subsequent event
Subsequent event

Note 16 — Subsequent events

(1)	Establishment of new subsidiaries

On April 7, 2021, Zhejiang Farmmi Biotechnology Co., Ltd. (“Farmmi Biotech”) was established under the laws of the PRC. Suyuan Agriculture owns 100% interest in Farmmi Biotech.

On April 25, 2021, Zhejiang Farmmi (Hangzhou) Ecology Agriculture Development Co., Ltd. (“Farmmi Ecology”) was established under the laws of the PRC. Farmmi International owns 100% interest in Farmmi Ecology.

On May 11, 2021, Zhejiang Farmmi Agricultural Supply Chain Co., Ltd. (“Farmmi Supply Chain”) was established under the laws of the PRC. Farmmi Ecology owns 100% interest in Farmmi Supply Chain.

(2)	Issuance of ordinary shares

On April 13, 2021, the Company issued and sold a total of 970,419 ordinary shares at a price to the public of $1.15 per share and the net proceeds were approximately $1.0 million.

On May 3, 2021, the Company issued and sold a total of 161,000,000 ordinary shares at a price to the public of $0.30 per share and the net proceeds were approximately $43.9 million.

(3)	Increase in authorized share capital of the Company

On July 22, 2021, as a special resolution in Annual Shareholder Meeting, the Company’s authorized share capital was increased from US$200,000 divided into 200,000,000 ordinary shares of US$0.001 par value each to $600,000 divided into 600,000,000 ordinary shares of US$0.001 par value each.